Fourth Quarter 2024
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023
Selected Balance Sheet Data
Cash and cash equivalents	$1,042,488	$951,750	$800,902	$870,730	$810,932
Investment securities, at fair value	1,538,008	1,567,922	1,482,379	1,464,682	1,471,973
Loans held for sale	126,760	103,145	106,875	82,704	67,847
Loans HFI	9,602,384	9,478,129	9,309,553	9,288,909	9,408,783
Allowance for credit losses on loans HFI	(151,942)	(156,260)	(155,055)	(151,667)	(150,326)
Total assets	13,157,482	12,920,222	12,535,169	12,548,320	12,604,403
Interest-bearing deposits (non-brokered)	8,625,113	8,230,867	8,130,704	8,191,962	8,179,430
Brokered deposits	469,089	519,200	150,113	130,845	150,475
Noninterest-bearing deposits	2,116,232	2,226,144	2,187,185	2,182,121	2,218,382
Total deposits	11,210,434	10,976,211	10,468,002	10,504,928	10,548,287
Borrowings	176,789	182,107	360,944	360,821	390,964
Allowance for credit losses on unfunded commitments	6,107	6,042	5,984	7,700	8,770
Total common shareholders' equity	1,567,538	1,562,329	1,500,502	1,479,526	1,454,794
Selected Statement of Income Data
Total interest income	$186,369	$185,628	$177,413	$176,128	$174,835
Total interest expense	77,988	79,611	74,798	76,638	73,747
Net interest income	108,381	106,017	102,615	99,490	101,088
Total noninterest income (loss)	21,997	(16,497)	25,608	7,962	15,339
Total noninterest expense	73,174	76,212	75,093	72,420	80,200
Earnings before income taxes and provisions for credit losses	57,204	13,308	53,130	35,032	36,227
Provisions for credit losses	7,084	1,914	2,224	782	305
Income tax expense	12,226	1,174	10,919	6,300	6,545
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation	$37,886	$10,220	$39,979	$27,950	$29,369
Net interest income (tax-equivalent basis)	$109,004	$106,634	$103,254	$100,199	$101,924
Adjusted net income*	$39,835	$40,132	$39,424	$39,890	$36,152
Adjusted pre-tax, pre-provision net revenue*	$59,829	$53,762	$52,369	$51,180	$45,390
Per Common Share
Diluted net income	$0.81	$0.22	$0.85	$0.59	$0.63
Adjusted diluted net income*	0.85	0.86	0.84	0.85	0.77
Book value	33.59	33.48	32.17	31.55	31.05
Tangible book value*	28.27	28.15	26.82	26.21	25.69
Weighted average number of shares outstanding - fully diluted	46,862,935	46,803,330	46,845,143	46,998,873	46,916,939
Period-end number of shares	46,663,120	46,658,019	46,642,958	46,897,378	46,848,934
Selected Ratios
Return on average:
Assets	1.14%	0.32%	1.30%	0.89%	0.94%
Shareholders’ equity	9.63%	2.67%	10.9%	7.70%	8.41%
Tangible common equity*	11.5%	3.19%	13.1%	9.29%	10.3%
Efficiency ratio	56.1%	85.1%	58.6%	67.4%	68.9%
Core efficiency ratio (tax-equivalent basis)*	54.6%	58.4%	58.3%	58.1%	61.7%
Loans HFI to deposit ratio	85.7%	86.4%	88.9%	88.4%	89.2%
Noninterest-bearing deposits to total deposits	18.9%	20.3%	20.9%	20.8%	21.0%
Net interest margin (NIM) (tax-equivalent basis)	3.50%	3.55%	3.57%	3.42%	3.46%
Yield on interest-earning assets	6.01%	6.20%	6.16%	6.03%	5.96%
Cost of interest-bearing liabilities	3.40%	3.63%	3.56%	3.56%	3.47%
Cost of total deposits	2.70%	2.83%	2.77%	2.76%	2.65%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.58%	1.65%	1.67%	1.63%	1.60%
Annualized net charge-offs (recoveries) as a percentage of average loans HFI	0.47%	0.03%	0.02%	0.02%	(0.04)%
Nonperforming loans HFI as a percentage of loans HFI	0.87%	0.96%	0.79%	0.73%	0.65%
Nonperforming assets as a percentage of total assets	0.93%	0.99%	0.81%	0.75%	0.69%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	11.9%	12.1%	12.0%	11.8%	11.5%
Tangible common equity to tangible assets*	10.2%	10.4%	10.2%	9.99%	9.74%
Tier 1 leverage	11.3%	11.5%	11.7%	11.3%	11.3%
Tier 1 risk-based capital	13.1%	13.0%	13.0%	12.8%	12.5%
Total risk-based capital	15.2%	15.1%	15.1%	15.0%	14.5%
Common equity Tier 1	12.8%	12.7%	12.7%	12.6%	12.2%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Dec 2024	Dec 2024
						vs.	vs.
	Three Months Ended					Sep 2024	Dec 2023
	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$156,792	$158,625	$155,379	$155,606	$155,737	(1.16)%	0.68%
Interest on investment securities
Taxable	15,043	13,943	11,966	9,105	7,808	7.89%	92.7%
Tax-exempt	1,035	1,104	1,168	1,442	1,746	(6.25)%	(40.7)%
Other	13,499	11,956	8,900	9,975	9,544	12.9%	41.4%
Total interest income	186,369	185,628	177,413	176,128	174,835	0.40%	6.60%
Interest expense:
Deposits	76,131	76,088	71,501	72,625	70,873	0.06%	7.42%
Borrowings	1,857	3,523	3,297	4,013	2,874	(47.3)%	(35.4)%
Total interest expense	77,988	79,611	74,798	76,638	73,747	(2.04)%	5.75%
Net interest income	108,381	106,017	102,615	99,490	101,088	2.23%	7.21%
Provision for credit losses on loans HFI	7,019	1,856	3,940	1,852	3,135	278.2%	123.9%
Provision for (reversal of) credit losses on unfunded commitments	65	58	(1,716)	(1,070)	(2,830)	12.1%	(102.3)%
Net interest income after provisions for credit losses	101,297	104,103	100,391	98,708	100,783	(2.70)%	0.51%
Noninterest income:
Mortgage banking income	10,586	11,553	11,910	12,585	8,376	(8.37)%	26.4%
Investment services and trust income	3,853	3,721	3,387	3,230	3,093	3.55%	24.6%
Service charges on deposit accounts	3,548	3,378	3,167	3,141	2,957	5.03%	20.0%
ATM and interchange fees	2,867	2,840	2,814	2,944	2,618	0.95%	9.51%
(Loss) gain from securities, net	—	(40,165)	—	(16,213)	183	(100.0)%	(100.0)%
(Loss) gain on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(2,162)	(289)	(281)	565	(492)	648.1%	339.4%
Other income	3,305	2,465	4,611	1,710	(1,396)	34.1%	(336.7)%
Total noninterest income (loss)	21,997	(16,497)	25,608	7,962	15,339	(233.3)%	43.4%
Total revenue	130,378	89,520	128,223	107,452	116,427	45.6%	12.0%
Noninterest expenses:
Salaries, commissions and employee benefits	45,432	47,538	46,225	44,618	48,142	(4.43)%	(5.63)%
Occupancy and equipment expense	6,668	6,640	6,328	6,614	9,530	0.42%	(30.0)%
Data processing	2,462	2,486	2,286	2,408	2,434	(0.97)%	1.15%
Legal and professional fees	1,881	1,900	1,979	1,919	1,823	(1.00)%	3.18%
Advertising	2,030	1,947	1,859	1,171	2,009	4.26%	1.05%
Amortization of core deposits and other intangibles	687	719	752	789	840	(4.45)%	(18.2)%
Other expense	14,014	14,982	15,664	14,901	15,422	(6.46)%	(9.13)%
Total noninterest expense	73,174	76,212	75,093	72,420	80,200	(3.99)%	(8.76)%
Income before income taxes	50,120	11,394	50,906	34,250	35,922	339.9%	39.5%
Income tax expense	12,226	1,174	10,919	6,300	6,545	941.4%	86.8%
Net income applicable to FB Financial Corporation and noncontrolling interest	37,894	10,220	39,987	27,950	29,377	270.8%	29.0%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$37,886	$10,220	$39,979	$27,950	$29,369	270.7%	29.0%
Weighted average common shares outstanding:
Basic	46,662,772	46,650,563	46,762,488	46,874,882	46,845,055	0.03%	(0.39)%
Fully diluted	46,862,935	46,803,330	46,845,143	46,998,873	46,916,939	0.13%	(0.12)%
Earnings per common share:
Basic	$0.81	$0.22	$0.85	$0.60	$0.63	268.2%	28.6%
Fully diluted	0.81	0.22	0.85	0.59	0.63	268.2%	28.6%
Fully diluted - adjusted*	0.85	0.86	0.84	0.85	0.77	(1.16)%	10.4%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			Dec 2024
			vs.
	Year Ended		Dec 2023
	Dec 2024	Dec 2023	Percent variance
Interest income:
Interest and fees on loans	$626,402	$599,195	4.54%
Interest on investment securities
Taxable	50,057	27,257	83.6%
Tax-exempt	4,749	7,153	(33.6)%
Other	44,330	44,805	(1.06)%
Total interest income	725,538	678,410	6.95%
Interest expense:
Deposits	296,345	258,819	14.5%
Borrowings	12,690	12,374	2.55%
Total interest expense	309,035	271,193	14.0%
Net interest income	416,503	407,217	2.28%
Provision for credit losses on loans HFI	14,667	16,738	(12.4)%
Reversal of credit losses on unfunded commitments	(2,663)	(14,199)	(81.2)%
Net interest income after provisions for credit losses	404,499	404,678	(0.04)%
Noninterest income:
Mortgage banking income	46,634	44,692	4.35%
Investment services and trust income	14,191	11,320	25.4%
Service charges on deposit accounts	13,234	12,154	8.89%
ATM and interchange fees	11,465	10,282	11.5%
Loss from securities, net	(56,378)	(13,973)	303.5%
Loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(2,167)	(27)	NM
Other income	12,091	6,095	98.4%
Total noninterest income	39,070	70,543	(44.6)%
Total revenue	455,573	477,760	(4.64)%
Noninterest expenses:
Salaries, commissions and employee benefits	183,813	203,441	(9.65)%
Occupancy and equipment expense	26,250	28,148	(6.74)%
Data processing	9,642	9,230	4.46%
Legal and professional fees	7,679	8,890	(13.6)%
Advertising	7,007	8,267	(15.2)%
Amortization of core deposit and other intangibles	2,947	3,659	(19.5)%
Other expense	59,561	63,294	(5.90)%
Total noninterest expense	296,899	324,929	(8.63)%
Income before income taxes	146,670	150,292	(2.41)%
Income tax expense	30,619	30,052	1.89%
Net income applicable to noncontrolling interest and FB Financial Corporation	116,051	120,240	(3.48)%
Net income applicable to noncontrolling interests	16	16	—%
Net income applicable to FB Financial Corporation	$116,035	$120,224	(3.48)%
Weighted average common shares outstanding:
Basic	46,737,217	46,781,214	(0.09)%
Fully diluted	46,872,625	46,822,792	0.11%
Earnings per common share:
Basic	$2.48	$2.57	(3.50)%
Fully diluted	2.48	2.57	(3.50)%
Fully diluted - adjusted*	3.40	3.01	13.0%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Dec 2024	Dec 2024
						vs.	vs.
	As of					Sep 2024	Dec 2023
	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Percent variance	Percent variance
ASSETS
Cash and due from banks	$120,153	$126,470	$192,571	$124,772	$146,542	(19.9)%	(18.0)%
Federal funds sold and reverse repurchase agreements	125,825	97,299	91,909	100,785	83,324	116.6%	51.0%
Interest-bearing deposits in financial institutions	796,510	727,981	516,422	645,173	581,066	37.4%	37.1%
Cash and cash equivalents	1,042,488	951,750	800,902	870,730	810,932	37.9%	28.6%
Investments:
Available-for-sale debt securities, at fair value	1,538,008	1,567,922	1,482,379	1,464,682	1,471,973	(7.59)%	4.49%
Federal Home Loan Bank stock, at cost	32,749	32,859	33,030	33,948	34,190	(1.33)%	(4.21)%
Loans held for sale	126,760	103,145	106,875	82,704	67,847	91.1%	86.8%
Loans held for investment	9,602,384	9,478,129	9,309,553	9,288,909	9,408,783	5.22%	2.06%
Less: allowance for credit losses on loans HFI	151,942	156,260	155,055	151,667	150,326	(11.0)%	1.07%
Net loans held for investment	9,450,442	9,321,869	9,154,498	9,137,242	9,258,457	5.49%	2.07%
Premises and equipment, net	148,899	152,572	154,731	155,271	155,731	(9.58)%	(4.39)%
Other real estate owned, net	4,409	3,779	4,173	3,613	3,192	66.3%	38.1%
Operating lease right-of-use assets	47,963	47,346	49,123	51,421	54,295	5.18%	(11.7)%
Interest receivable	49,611	52,228	52,781	53,506	52,715	(19.9)%	(5.89)%
Mortgage servicing rights, at fair value	162,038	157,097	164,505	165,674	164,249	12.5%	(1.35)%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	5,762	6,449	7,168	7,920	8,709	(42.4)%	(33.8)%
Bank-owned life insurance	72,504	72,167	71,930	76,574	76,143	1.86%	(4.78)%
Other assets	233,288	208,478	210,513	202,474	203,409	47.3%	14.7%
Total assets	$13,157,482	$12,920,222	$12,535,169	$12,548,320	$12,604,403	7.31%	4.39%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,116,232	$2,226,144	$2,187,185	$2,182,121	$2,218,382	(19.6)%	(4.60)%
Interest-bearing checking	2,906,425	2,754,253	2,628,554	2,421,487	2,504,421	22.0%	16.1%
Money market and savings	4,338,483	4,098,496	4,157,968	4,298,938	4,204,851	23.3%	3.18%
Customer time deposits	1,380,205	1,378,118	1,343,934	1,471,190	1,469,811	0.60%	(6.10)%
Brokered and internet time deposits	469,089	519,200	150,361	131,192	150,822	(38.4)%	211.0%
Total deposits	11,210,434	10,976,211	10,468,002	10,504,928	10,548,287	8.49%	6.28%
Borrowings	176,789	182,107	360,944	360,821	390,964	(11.6)%	(54.8)%
Operating lease liabilities	60,024	59,584	61,932	64,562	67,643	2.94%	(11.3)%
Accrued expenses and other liabilities	142,604	139,898	143,696	138,390	142,622	7.70%	(0.01)%
Total liabilities	11,589,851	11,357,800	11,034,574	11,068,701	11,149,516	8.13%	3.95%
Shareholders’ equity:
Common stock, $1 par value	46,663	46,658	46,643	46,897	46,849	0.04%	(0.40)%
Additional paid-in capital	860,266	858,106	855,391	866,803	864,258	1.00%	(0.46)%
Retained earnings	762,293	732,435	730,242	698,310	678,412	16.2%	12.4%
Accumulated other comprehensive loss, net	(101,684)	(74,870)	(131,774)	(132,484)	(134,725)	142.5%	(24.5)%
Total common shareholders’ equity	1,567,538	1,562,329	1,500,502	1,479,526	1,454,794	1.33%	7.75%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,567,631	1,562,422	1,500,595	1,479,619	1,454,887	1.33%	7.75%
Total liabilities and shareholders’ equity	$13,157,482	$12,920,222	$12,535,169	$12,548,320	$12,604,403	7.31%	4.39%

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2024			September 30, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,522,996	$155,897	6.51%	$9,362,937	$157,751	6.70%
Mortgage loans held for sale	71,569	1,153	6.41%	66,828	1,102	6.56%
Investment securities:
Taxable	1,523,297	15,043	3.93%	1,487,200	13,943	3.73%
Tax-exempt(b)	168,284	1,400	3.31%	181,465	1,493	3.27%
Total investment securities(b)	1,691,581	16,443	3.87%	1,668,665	15,436	3.68%
Federal funds sold and reverse repurchase agreements	112,388	1,393	4.93%	118,715	1,687	5.65%
Interest-bearing deposits with other financial institutions	943,638	11,361	4.79%	701,666	9,519	5.40%
FHLB stock	32,773	745	9.04%	32,919	750	9.06%
Total interest-earning assets(b)	12,374,945	186,992	6.01%	11,951,730	186,245	6.20%
Noninterest-earning assets:
Cash and due from banks	117,819			131,308
Allowance for credit losses on loans HFI	(155,022)			(155,665)
Other assets(c)(d)	856,453			814,577
Total noninterest-earning assets	819,250			790,220
Total assets	$13,194,195			$12,741,950
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,837,092	$20,957	2.94%	$2,624,046	$20,998	3.18%
Money market	3,880,258	35,044	3.59%	3,802,818	37,574	3.93%
Savings deposits	349,912	62	0.07%	357,165	65	0.07%
Customer time deposits	1,402,300	14,114	4.00%	1,349,986	13,479	3.97%
Brokered and internet time deposits	518,337	5,954	4.57%	322,667	3,972	4.90%
Time deposits	1,920,637	20,068	4.16%	1,672,653	17,451	4.15%
Total interest-bearing deposits	8,987,899	76,131	3.37%	8,456,682	76,088	3.58%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	14,791	16	0.43%	21,734	79	1.45%
Subordinated debt	130,658	1,837	5.59%	130,561	1,900	5.79%
Other borrowings	1,245	4	1.28%	125,616	1,544	4.89%
Total other interest-bearing liabilities	146,694	1,857	5.04%	277,911	3,523	5.04%
Total interest-bearing liabilities	9,134,593	77,988	3.40%	8,734,593	79,611	3.63%
Noninterest-bearing liabilities:
Demand deposits	2,241,492			2,241,512
Other liabilities(d)	253,514			242,155
Total noninterest-bearing liabilities	2,495,006			2,483,667
Total liabilities	11,629,599			11,218,260
Total common shareholders’ equity	1,564,503			1,523,597
Noncontrolling interest	93			93
Total equity	1,564,596			1,523,690
Total liabilities and shareholders’ equity	$13,194,195			$12,741,950
Net interest income(b)		$109,004			$106,634
Interest rate spread(b)			2.61%			2.57%
Net interest margin(b)(e)			3.50%			3.55%
Cost of total deposits			2.70%			2.83%
Average interest-earning assets to average interest-bearing liabilities			135.5%			136.8%
Tax-equivalent adjustment		$623			$617
Loans HFI yield components:
Contractual interest rate(b)		$153,255	6.40%		$155,884	6.62%
Origination and other loan fee income		1,859	0.08%		1,779	0.08%
Accretion (amortization) on purchased loans		119	—%		(10)	—%
Nonaccrual interest		664	0.03%		98	—%
Total loans HFI yield		$155,897	6.51%		$157,751	6.70%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $119,243 and $153,838 for the three months ended December 31, 2024 and September 30, 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $31,519 and 25,451 for the three months ended December 31, 2024 and September 30, 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	June 30, 2024			March 31, 2024			December 31, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,263,822	$154,226	6.70%	$9,386,794	$154,956	6.64%	$9,330,176	$155,081	6.59%
Mortgage loans held for sale	80,919	1,380	6.86%	48,566	851	7.05%	47,293	877	7.36%
Commercial loans held for sale	—	—	—%	—	—	—%	7,281	—	—%
Investment securities:
Taxable	1,464,045	11,966	3.29%	1,399,237	9,105	2.62%	1,361,987	7,808	2.27%
Tax-exempt(b)	193,347	1,580	3.29%	241,379	1,950	3.25%	283,395	2,361	3.31%
Total investment securities(b)	1,657,392	13,546	3.29%	1,640,616	11,055	2.71%	1,645,382	10,169	2.45%
Federal funds sold and reverse repurchase agreements	108,097	1,497	5.57%	155,380	2,126	5.50%	107,276	1,518	5.61%
Interest-bearing deposits with other financial institutions	488,123	6,641	5.47%	530,390	7,066	5.36%	525,763	7,195	5.43%
FHLB stock	33,495	762	9.15%	34,051	783	9.25%	34,556	831	9.54%
Total interest-earning assets(b)	11,631,848	178,052	6.16%	11,795,797	176,837	6.03%	11,697,727	175,671	5.96%
Noninterest-earning assets:
Cash and due from banks	124,729			167,732			127,715
Allowance for credit losses on loans HFI	(151,724)			(150,605)			(147,035)
Other assets(c)(d)	766,591			777,155			756,168
Total noninterest-earning assets	739,596			794,282			736,848
Total assets	$12,371,444			$12,590,079			$12,434,575
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,500,325	$19,074	3.07%	$2,539,084	$19,016	3.01%	$2,500,139	$18,444	2.93%
Money market	3,779,139	36,887	3.93%	3,849,080	37,570	3.93%	3,761,500	36,740	3.88%
Savings deposits	369,779	64	0.07%	377,963	62	0.07%	388,296	67	0.07%
Customer time deposits	1,387,956	13,812	4.00%	1,457,377	14,124	3.90%	1,447,094	13,463	3.69%
Brokered and internet time deposits	123,003	1,664	5.44%	140,292	1,853	5.31%	162,317	2,159	5.28%
Time deposits	1,510,959	15,476	4.12%	1,597,669	15,977	4.02%	1,609,411	15,622	3.85%
Total interest-bearing deposits	8,160,202	71,501	3.52%	8,363,796	72,625	3.49%	8,259,346	70,873	3.40%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	24,680	122	1.99%	24,219	149	2.47%	31,673	177	2.22%
Subordinated debt	130,464	1,615	4.98%	129,718	2,286	7.09%	128,621	2,604	8.03%
Other borrowings	131,293	1,560	4.78%	131,318	1,578	4.83%	8,407	93	4.39%
Total other interest-bearing liabilities	286,437	3,297	4.63%	285,255	4,013	5.66%	168,701	2,874	6.76%
Total interest-bearing liabilities	8,446,639	74,798	3.56%	8,649,051	76,638	3.56%	8,428,047	73,747	3.47%
Noninterest-bearing liabilities:
Demand deposits	2,222,005			2,227,175			2,341,627
Other liabilities(d)	229,426			253,024			279,435
Total noninterest-bearing liabilities	2,451,431			2,480,199			2,621,062
Total liabilities	10,898,070			11,129,250			11,049,109
Total common shareholders’ equity	1,473,281			1,460,736			1,385,373
Noncontrolling interest	93			93			93
Total equity	1,473,374			1,460,829			1,385,466
Total liabilities and shareholders’ equity	$12,371,444			$12,590,079			$12,434,575
Net interest income(b)		$103,254			$100,199			$101,924
Interest rate spread(b)			2.60%			2.47%			2.49%
Net interest margin(b)(e)			3.57%			3.42%			3.46%
Cost of total deposits			2.77%			2.76%			2.65%
Average interest-earning assets to average interest-bearing liabilities			137.7%			136.4%			138.8%
Tax-equivalent adjustment		$639			$709			$836
Loans HFI yield components:
Contractual interest rate(b)		$152,037	6.60%		$152,875	6.55%		$151,193	6.43%
Origination and other loan fee income		1,291	0.06%		1,436	0.06%		3,322	0.14%
Accretion on purchased loans		161	0.01%		387	0.02%		77	—%
Nonaccrual interest		737	0.03%		258	0.01%		489	0.02%
Total loans HFI yield		$154,226	6.70%		$154,956	6.64%		$155,081	6.59%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $198,073, $194,091 and $258,265 for the three months ended June 30, 2024, March 31, 2024 and
December 31, 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $20,750, $20,750 and      $21,072 for the three months ended June 30, 2024, March 31, 2024 and December 31, 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Year Ended
	December 31, 2024			December 31, 2023
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,384,458	$622,830	6.64%	$9,335,977	$596,001	6.38%
Mortgage loans held for sale	66,983	4,486	6.70%	56,815	3,856	6.79%
Commercial loans held for sale	—	—	—%	10,602	162	1.53%
Investment securities:
Taxable	1,468,646	50,057	3.41%	1,370,514	27,257	1.99%
Tax-exempt(b)	196,003	6,423	3.28%	290,884	9,674	3.33%
Total investment securities(b)	1,664,649	56,480	3.39%	1,661,398	36,931	2.22%
Federal funds sold and reverse repurchase agreements	123,601	6,703	5.42%	112,833	5,798	5.14%
Interest-bearing deposits with other financial institutions	666,810	34,587	5.19%	701,629	35,652	5.08%
FHLB stock	33,307	3,040	9.13%	40,058	3,355	8.38%
Total interest-earning assets(b)	11,939,808	728,126	6.10%	11,919,312	681,755	5.72%
Noninterest-earning assets:
Cash and due from banks	135,338			132,327
Allowance for credit losses on loans HFI	(153,265)			(140,246)
Other assets(c)(d)	803,867			757,441
Total noninterest-earning assets	785,940			749,522
Total assets	$12,725,748			$12,668,834
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,625,713	$80,045	3.05%	$2,863,053	$81,761	2.86%
Money market	3,827,898	147,075	3.84%	3,578,707	126,205	3.53%
Savings deposits	363,649	253	0.07%	422,339	259	0.06%
Customer time deposits	1,399,278	55,529	3.97%	1,436,313	45,251	3.15%
Brokered and internet time deposits	276,864	13,443	4.86%	101,423	5,343	5.27%
Time deposits	1,676,142	68,972	4.11%	1,537,736	50,594	3.29%
Total interest-bearing deposits	8,493,402	296,345	3.49%	8,401,835	258,819	3.08%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	21,339	366	1.72%	29,860	669	2.24%
Federal Home Loan Bank advances	—	—	—%	28,973	1,487	5.13%
Subordinated debt	130,352	7,638	5.86%	127,386	10,102	7.93%
Other borrowings	97,182	4,686	4.82%	3,225	116	3.60%
Total other interest-bearing liabilities	248,873	12,690	5.10%	189,444	12,374	6.53%
Total interest-bearing liabilities	8,742,275	309,035	3.53%	8,591,279	271,193	3.16%
Noninterest-bearing liabilities:
Demand deposits	2,233,092			2,442,019
Other liabilities(d)	244,549			260,612
Total noninterest-bearing liabilities	2,477,641			2,702,631
Total liabilities	11,219,916			11,293,910
Total common shareholders’ equity	1,505,739			1,374,831
Noncontrolling interest	93			93
Total equity	1,505,832			1,374,924
Total liabilities and shareholders’ equity	$12,725,748			$12,668,834
Net interest income(b)		$419,091			$410,562
Interest rate spread(b)			2.57%			2.56%
Net interest margin(b)(e)			3.51%			3.44%
Cost of total deposits			2.76%			2.39%
Average interest-earning assets to average interest-bearing liabilities			136.6%			138.7%
Tax equivalent adjustment		$2,588			$3,345
Loans HFI yield components:
Contractual interest rate(b)		$614,051	6.54%		$579,193	6.20%
Origination and other loan fee income		6,365	0.07%		14,675	0.15%
Accretion on purchased loans		657	0.01%		694	0.01%
Nonaccrual interest		1,757	0.02%		1,439	0.02%
Total loans HFI yield		$622,830	6.64%		$596,001	6.38%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $166,149 and $231,534 for the years ended December 31, 2024 and 2023, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $24,639 and $21,688 for the      years ended December 31, 2024 and 2023, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2024		Sep 2024		Jun 2024		Mar 2024		Dec 2023
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$563,007	36%	$516,833	33%	$428,608	29%	$415,927	28%	$203,956	14%
Mortgage-backed securities - residential	810,999	53%	879,589	56%	864,272	59%	826,214	57%	896,971	62%
Mortgage-backed securities - commercial	14,857	1%	16,289	1%	16,103	1%	16,615	1%	16,961	1%
Municipal securities	147,857	10%	154,229	10%	169,977	11%	171,672	12%	242,263	16%
Treasury securities	299	—%	—	—%	—	—%	30,857	2%	108,496	7%
Corporate securities	989	—%	982	—%	3,419	—%	3,397	—%	3,326	—%
Total available-for-sale debt securities	1,538,008	100%	1,567,922	100%	1,482,379	100%	1,464,682	100%	1,471,973	100%
Investment securities to total assets	11.7%		12.1%		11.8%		11.7%		11.7%
Unrealized loss on available-for-sale debt securities	(141,389)		(105,157)		(182,208)		(183,598)		(186,806)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,042,488	63%	$951,750	65%	$800,902	57%	$870,730	63%	$810,932	60%
Unpledged available-for-sale debt securities	600,965	37%	510,538	35%	612,756	43%	514,724	37%	542,427	40%
Total on-balance sheet liquidity	$1,643,453	100%	$1,462,288	100%	$1,413,658	100%	$1,385,454	100%	$1,353,359	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,318,091	49%	$3,199,575	48%	$3,361,580	49%	$3,392,255	48%	$3,350,026	48%
FHLB remaining borrowing capacity	1,397,905	21%	1,355,884	20%	1,294,743	19%	1,237,843	18%	1,297,702	18%
Federal Reserve discount window	2,053,541	30%	2,133,951	32%	2,230,338	32%	2,382,574	34%	2,431,084	34%
Total available sources of liquidity	$6,769,537	100%	$6,689,410	100%	$6,886,661	100%	$7,012,672	100%	$7,078,812	100%

On-balance sheet liquidity as a percentage of total assets	12.5%		11.3%		11.3%		11.0%		10.7%
On-balance sheet liquidity as a percentage of total tangible assets*	12.7%		11.5%		11.5%		11.3%		11.0%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	293.8%		245.4%		259.2%		268.1%		269.0%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2024	% of Total	Sep 2024	% of Total	Jun 2024	% of Total	Mar 2024	% of Total	Dec 2023	% of Total
Loan portfolio
Commercial and industrial	$1,691,213	18%	$1,688,815	18%	$1,614,307	17%	$1,621,611	17%	$1,720,733	18%
Construction	1,087,732	11%	1,079,726	11%	1,200,123	13%	1,268,883	14%	1,397,313	15%
Residential real estate:
1-to-4 family mortgage	1,616,754	17%	1,612,031	17%	1,584,029	17%	1,577,824	17%	1,568,552	17%
Residential line of credit	602,475	6%	591,049	6%	559,359	6%	549,306	6%	530,912	6%
Multi-family mortgage	653,769	7%	654,188	7%	597,039	6%	615,081	7%	603,804	6%
Commercial real estate:
Owner-occupied	1,357,568	14%	1,324,208	14%	1,274,705	14%	1,236,007	13%	1,232,071	13%
Non-owner occupied	2,099,129	22%	2,048,036	22%	2,035,102	22%	1,991,526	21%	1,943,525	21%
Consumer and other	493,744	5%	480,076	5%	444,889	5%	428,671	5%	411,873	4%
Total loans HFI	$9,602,384	100%	$9,478,129	100%	$9,309,553	100%	$9,288,909	100%	$9,408,783	100%
Percentage of loans HFI portfolio with floating interest rates		49.4%		49.2%		49.8%		49.0%		48.5%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		43.5%		43.6%		43.4%		42.4%		41.3%

Loans by market
Metropolitan	$7,934,549	82%	$7,795,075	82%	$7,668,893	82%	$7,668,330	83%	$7,830,739	83%
Community	546,987	6%	565,194	6%	567,465	6%	599,557	6%	629,152	7%
Specialty lending and other	1,120,848	12%	1,117,860	12%	1,073,195	12%	1,021,022	11%	948,892	10%
Total	$9,602,384	100%	$9,478,129	100%	$9,309,553	100%	$9,288,909	100%	$9,408,783	100%

Unfunded loan commitments
Commercial and industrial	$1,371,413	50%	$1,314,683	48%	$1,286,013	47%	$1,255,409	46%	$1,262,234	44%
Construction	498,133	18%	510,157	19%	516,813	19%	590,575	21%	725,864	25%
Residential real estate:
1-to-4 family mortgage	7,299	—%	3,665	—%	5,597	—%	1,485	—%	973	—%
Residential line of credit	734,031	26%	735,928	27%	721,949	27%	702,939	25%	700,126	24%
Multi-family mortgage	12,044	—%	11,771	—%	12,526	—%	25,047	1%	23,583	1%
Commercial real estate:
Owner-occupied	78,856	3%	67,875	3%	77,498	3%	77,400	3%	73,432	2%
Non-owner occupied	54,898	2%	51,960	2%	73,178	3%	82,370	3%	82,966	3%
Consumer and other	13,431	1%	17,321	1%	29,103	1%	25,058	1%	25,509	1%
Total unfunded loans HFI	$2,770,105	100%	$2,713,360	100%	$2,722,677	100%	$2,760,283	100%	$2,894,687	100%

FB Financial Corporation	12

Asset Quality
(Unaudited)
(Dollars in Thousands)
	As of or for the Three Months Ended
	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$156,260	$155,055	$151,667	$150,326	$146,134
Charge-offs	(12,010)	(915)	(913)	(927)	(1,048)
Recoveries	673	264	361	416	2,105
Provision for credit losses on loans HFI	7,019	1,856	3,940	1,852	3,135
Allowance for credit losses on loans HFI at the end of the period	$151,942	$156,260	$155,055	$151,667	$150,326
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.58%	1.65%	1.67%	1.63%	1.60%
Allowance for credit losses on unfunded commitments	$6,107	$6,042	$5,984	$7,700	$8,770
Charge-offs
Commercial and industrial	$(10,921)	$(90)	$(26)	$(43)	$(251)
Construction	(30)	—	—	(92)	—
Residential real estate:
1-to-4 family mortgage	(144)	(2)	(293)	—	(10)
Residential line of credit	—	(53)	—	(20)	—
Consumer and other	(915)	(770)	(594)	(772)	(787)
Total charge-offs	(12,010)	(915)	(913)	(927)	(1,048)
Recoveries
Commercial and industrial	371	23	20	14	81
Residential real estate:
1-to-4 family mortgage	9	9	10	56	44
Residential line of credit	—	18	—	—	—
Commercial real estate:
Owner occupied	5	12	188	40	14
Non-owner occupied	—	—	—	—	1,833
Consumer and other	288	202	143	306	133
Total recoveries	673	264	361	416	2,105
Net (charge-offs) recoveries	$(11,337)	$(651)	$(552)	$(511)	$1,057
Annualized net charge-offs (recoveries) as a percentage of average loans HFI	0.47%	0.03%	0.02%	0.02%	(0.04)%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$24,347	$26,250	$17,058	$12,858	$12,693
Nonaccrual loans	59,358	64,585	56,165	54,892	48,230
Total nonperforming loans HFI	83,705	90,835	73,223	67,750	60,923
Mortgage loans held for sale(a)	31,357	30,537	22,354	20,876	21,229
Other real estate owned	4,409	3,779	4,173	3,613	3,192
Other repossessed assets	2,444	2,182	1,720	1,834	1,139
Total nonperforming assets	$121,915	$127,333	$101,470	$94,073	$86,483
Total nonperforming loans HFI as a percentage of loans HFI	0.87%	0.96%	0.79%	0.73%	0.65%
Total nonperforming assets as a percentage of total assets	0.93%	0.99%	0.81%	0.75%	0.69%
Total nonaccrual loans as a percentage of loans HFI	0.62%	0.68%	0.60%	0.59%	0.51%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Dec 2024		Sep 2024		Jun 2024		Mar 2024		Dec 2023
Deposits by market
Metropolitan	$8,136,849	73%	$7,794,790	71%	$7,440,577	71%	$7,506,630	72%	$7,536,301	72%
Community	2,471,052	22%	2,459,641	22%	2,499,574	24%	2,500,182	24%	2,522,536	24%
Brokered/wholesale	469,089	4%	519,200	5%	150,113	1%	130,845	1%	150,475	1%
Escrow and other(a)	133,444	1%	202,580	2%	377,738	4%	367,271	3%	338,975	3%
Total	$11,210,434	100%	$10,976,211	100%	$10,468,002	100%	$10,504,928	100%	$10,548,287	100%

Deposits by customer segment
Consumer	$4,853,609	43%	$4,676,492	43%	$4,675,189	45%	$4,866,099	46%	$4,880,890	46%
Commercial	4,802,105	43%	4,886,660	45%	4,270,924	41%	4,085,282	39%	4,069,724	39%
Public	1,554,720	14%	1,413,059	12%	1,521,889	14%	1,553,547	15%	1,597,673	15%
Total	$11,210,434	100%	$10,976,211	100%	$10,468,002	100%	$10,504,928	100%	$10,548,287	100%

Estimated insured or collateralized deposits	$8,346,796		$7,654,786		$7,265,975		$7,372,728		$7,414,224

Estimated uninsured and uncollateralized deposits(b)	$2,863,638		$3,321,425		$3,202,027		$3,132,200		$3,134,063

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	25.5%		30.3%		30.6%		29.8%		29.7%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2024	December 31, 2023

Total Common Shareholders' Equity	$1,567,538	$1,454,794
Less:
Goodwill	242,561	242,561
Other intangibles	5,762	8,709
Tangible Common Equity	$1,319,215	$1,203,524

Total Assets	$13,157,482	$12,604,403
Less:
Goodwill	242,561	242,561
Other intangibles	5,762	8,709
Tangible Assets	$12,909,159	$12,353,133

Preliminary Total Risk-Weighted Assets	$11,306,312	$11,257,406

Total Common Equity to Total Assets	11.9%	11.5%
Tangible Common Equity to Tangible Assets*	10.2%	9.74%

	December 31, 2024	December 31, 2023
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,450,722	$1,375,890
Tier 1 Capital	1,480,722	1,405,890
Total Capital	1,721,941	1,635,848

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.8%	12.2%
Tier 1 Risk-Based	13.1%	12.5%
Total Risk-Based	15.2%	14.5%
Tier 1 Leverage	11.3%	11.3%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023
Banking segment
Interest income	$186,219	$185,824	$177,570	$176,420	$175,132
Interest expense	79,426	81,489	76,377	77,958	75,321
Net interest income	$106,793	$104,335	$101,193	$98,462	$99,811
Provisions for credit losses	7,133	1,861	2,432	838	283
Noninterest income (loss)	11,311	(28,370)	13,477	(4,794)	6,889
Salaries, commissions and employee benefits	38,169	39,851	38,689	37,702	41,439
Other noninterest expense	22,944	23,434	23,640	22,642	27,024
Pre-tax net contribution after allocations	$49,858	$10,819	$49,909	$32,486	$37,954
Total assets	$12,554,435	$12,337,135	$11,947,550	$11,979,904	$12,050,245
Efficiency ratio	51.7%	83.3%	54.4%	64.4%	64.2%
Core efficiency ratio*	50.2%	54.1%	53.9%	54.4%	56.5%
Mortgage segment
Interest income	$150	$(196)	$(157)	$(292)	$(297)
Interest expense	(1,438)	(1,878)	(1,579)	(1,320)	(1,574)
Net interest income	$1,588	$1,682	$1,422	$1,028	$1,277
(Reversals of) provisions for loan losses	(49)	53	(208)	(56)	22
Mortgage banking income	10,586	11,553	11,910	12,585	8,376
Other noninterest income	100	320	221	171	74
Salaries, commissions and employee benefits	7,263	7,687	7,536	6,916	6,703
Other noninterest expense	4,798	5,240	5,228	5,160	5,034
Pre-tax net contribution (loss) after allocations	$262	$575	$997	$1,764	$(2,032)
Total assets	$603,047	$583,087	$587,619	$568,416	$554,158
Efficiency ratio	98.3%	95.4%	94.2%	87.6%	120.7%
Core efficiency ratio*	98.3%	95.4%	95.0%	88.0%	120.3%
Interest rate lock commitments volume	$315,891	$381,240	$385,197	$377,166	$245,776
Interest rate lock commitments pipeline (period end)	$65,687	$105,714	$108,694	$130,315	$69,217
Mortgage loan sales	$287,291	$327,269	$315,044	$243,461	$257,170
Gains and fees from origination and sale of mortgage loans held for sale	$7,788	$9,279	$8,934	$6,458	$7,389
Net change in fair value of loans held for sale, derivatives, and other	(96)	(480)	(4)	1,821	(1,686)
Mortgage servicing income	7,305	7,244	7,316	7,347	7,546
Change in fair value of mortgage servicing rights, net of hedging	(4,411)	(4,490)	(4,336)	(3,041)	(4,873)
Total mortgage banking income	$10,586	$11,553	$11,910	$12,585	$8,376
Mortgage sale margin(a)	2.71%	2.84%	2.84%	2.65%	2.87%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Year Ended
Adjusted net income	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Dec 2024	Dec 2023
Income before income taxes	$50,120	$11,394	$50,906	$34,250	$35,922	$146,670	$150,292
Less (loss) gain from securities, net	—	(40,165)	—	(16,213)	183	(56,378)	(13,973)
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(2,162)	(289)	(281)	565	(492)	(2,167)	(27)
Less cash life insurance benefit	—	—	2,057	—	—	2,057	—
Less loss from changes in fair value of commercial loans held for sale	—	—	—	—	(3,009)	—	(2,114)
Plus early retirement, severance and other costs	463	—	1,015	—	2,214	1,478	8,449
Plus loss on lease terminations	—	—	—	—	1,843	—	1,770
Plus FDIC special assessment	—	—	—	500	1,788	500	1,788
Adjusted pre-tax net income	52,745	51,848	50,145	50,398	45,085	205,136	178,413
Income tax expense, adjusted for items above	12,910	11,716	10,721	10,508	8,933	45,855	37,380
Adjusted net income	$39,835	$40,132	$39,424	$39,890	$36,152	$159,281	$141,033
Weighted average common share outstanding - fully diluted	46,862,935	46,803,330	46,845,143	46,998,873	46,916,939	46,872,625	46,822,792
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.81	$0.22	$0.85	$0.59	$0.63	$2.48	$2.57
Adjusted diluted earnings per common share	$0.85	$0.86	$0.84	$0.85	$0.77	$3.40	$3.01

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Year Ended
Adjusted pre-tax pre-provision net revenue	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Dec 2024	Dec 2023
Income before income taxes	$50,120	$11,394	$50,906	$34,250	$35,922	$146,670	$150,292
Plus provisions for credit losses	7,084	1,914	2,224	782	305	12,004	2,539
Pre-tax pre-provision net revenue	57,204	13,308	53,130	35,032	36,227	158,674	152,831
Less (loss) gain from securities, net	—	(40,165)	—	(16,213)	183	(56,378)	(13,973)
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(2,162)	(289)	(281)	565	(492)	(2,167)	(27)
Less cash life insurance benefit	—	—	2,057	—	—	2,057	—
Less loss from changes in fair value of commercial loans held for sale	—	—	—	—	(3,009)	—	(2,114)
Plus early retirement, severance and other costs	463	—	1,015	—	2,214	1,478	8,449
Plus loss on lease terminations	—	—	—	—	1,843	—	1,770
Plus FDIC special assessment	—	—	—	500	1,788	500	1,788
Adjusted pre-tax pre-provision net revenue	$59,829	$53,762	$52,369	$51,180	$45,390	$217,140	$180,952

	Three Months Ended					Year Ended
Adjusted tangible net income	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Dec 2024	Dec 2023
Income before income taxes	$50,120	$11,394	$50,906	$34,250	$35,922	$146,670	$150,292
Plus amortization of core deposit and other intangibles	687	719	752	789	840	2,947	3,659
Less (loss) gain from securities, net	—	(40,165)	—	(16,213)	183	(56,378)	(13,973)
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(2,162)	(289)	(281)	565	(492)	(2,167)	(27)
Less cash life insurance benefit	—	—	2,057	—	—	2,057	—
Less loss from changes in fair value of commercial loans held for sale	—	—	—	—	(3,009)	—	(2,114)
Plus early retirement, severance and other costs	463	—	1,015	—	2,214	1,478	8,449
Plus loss on lease terminations	—	—	—	—	1,843	—	1,770
Plus FDIC special assessment	—	—	—	500	1,788	500	1,788
Less income tax expense, adjusted for items above	13,089	11,904	10,917	10,714	9,152	46,623	38,334
Adjusted tangible net income	$40,343	$40,663	$39,980	$40,473	$36,773	$161,460	$143,738

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Core efficiency ratio (tax-equivalent basis)	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Dec 2024	Dec 2023
Total noninterest expense	$73,174	$76,212	$75,093	$72,420	$80,200	$296,899	$324,929
Less early retirement, severance and other costs	463	—	1,015	—	2,214	1,478	8,449
Plus loss on lease terminations	—	—	—	—	1,843	—	1,770
Less FDIC special assessment	—	—	—	500	1,788	500	1,788
Core noninterest expense	$72,711	$76,212	$74,078	$71,920	$74,355	$294,921	$312,922
Net interest income	$108,381	$106,017	$102,615	$99,490	$101,088	$416,503	$407,217
Net interest income (tax-equivalent basis)	109,004	106,634	103,254	100,199	101,924	419,091	410,562
Total noninterest income (loss)	21,997	(16,497)	25,608	7,962	15,339	39,070	70,543
Less (loss) gain from securities, net	—	(40,165)	—	(16,213)	183	(56,378)	(13,973)
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(2,162)	(289)	(281)	565	(492)	(2,167)	(27)
Less cash life insurance benefit	—	—	2,057	—	—	2,057	—
Less loss from changes in fair value of commercial loans held for sale	—	—	—	—	(3,009)	—	(2,114)
Core noninterest income	24,159	23,957	23,832	23,610	18,657	95,558	86,657
Total revenue	$130,378	$89,520	$128,223	$107,452	$116,427	$455,573	$477,760
Core revenue (tax-equivalent basis)	$133,163	$130,591	$127,086	$123,809	$120,581	$514,649	$497,219
Efficiency ratio	56.1%	85.1%	58.6%	67.4%	68.9%	65.2%	68.0%
Core efficiency ratio (tax-equivalent basis)	54.6%	58.4%	58.3%	58.1%	61.7%	57.3%	62.9%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
For the Periods Ended
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Banking segment core efficiency ratio (tax-equivalent)	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Dec 2024	Dec 2023
Banking segment noninterest expense	$61,113	$63,285	$62,329	$60,344	$68,463	$247,071	$270,135
Less early retirement, severance and other costs	463	—	1,015	—	2,214	1,478	8,024
Less loss on lease terminations	—	—	—	—	1,843	—	1,843
Less FDIC special assessment	—	—	—	500	1,788	500	1,788
Banking segment core noninterest expense	$60,650	$63,285	$61,314	$59,844	$62,618	$245,093	$258,480
Banking segment net interest income	$106,793	$104,335	$101,193	$98,462	$99,811	$410,783	$401,249
Banking segment net interest income (tax-equivalent basis)	107,416	104,952	101,832	99,171	100,647	413,371	404,594
Banking segment noninterest income (loss)	11,311	(28,370)	13,477	(4,794)	6,889	(8,376)	25,831
Less (loss) gain from securities, net	—	(40,165)	—	(16,213)	183	(56,378)	(13,973)
Less loss from changes in fair value of commercial loans held for sale	—	—	—	—	(3,009)	—	(2,114)
Less cash life insurance benefit	—	—	2,057	—	—	2,057	—
Less (loss) gain on sales or write- downs of premises and equipment, other real estate owned and other assets, net	(2,162)	(299)	(398)	509	(460)	(2,350)	466
Banking segment core noninterest income	13,473	12,094	11,818	10,910	10,175	48,295	41,452
Banking segment total revenue	$118,104	$75,965	$114,670	$93,668	$106,700	$402,407	$427,080
Banking segment total core revenue (tax-equivalent basis)	$120,889	$117,046	$113,650	$110,081	$110,822	$461,666	$446,046
Banking segment efficiency ratio	51.7%	83.3%	54.4%	64.4%	64.2%	61.4%	63.3%
Banking segment core efficiency ratio (tax-equivalent basis)	50.2%	54.1%	53.9%	54.4%	56.5%	53.1%	57.9%

	Three Months Ended					Year Ended
Mortgage segment core efficiency ratio (tax-equivalent)	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Dec 2024	Dec 2023
Mortgage segment noninterest expense	$12,061	$12,927	$12,764	$12,076	$11,737	$49,828	$54,794
Less severance costs	—	—	—	—	—	—	425
Less gain on lease terminations	—	—	—	—	—	—	(73)
Mortgage segment core noninterest expense	$12,061	$12,927	$12,764	$12,076	$11,737	$49,828	$54,442
Mortgage segment net interest income	$1,588	$1,682	$1,422	$1,028	$1,277	$5,720	$5,968
Mortgage segment noninterest income	10,686	11,873	12,131	12,756	8,450	47,446	44,712
Less gain (loss) on sales or write- downs of premises and equipment, other real estate owned and other assets, net	—	10	117	56	(32)	183	(493)
Mortgage segment core noninterest income	10,686	11,863	12,014	12,700	8,482	47,263	45,205
Mortgage segment total revenue	$12,274	$13,555	$13,553	$13,784	$9,727	$53,166	$50,680
Mortgage segment core total revenue	$12,274	$13,545	$13,436	$13,728	$9,759	$52,983	$51,173
Mortgage segment efficiency ratio	98.3%	95.4%	94.2%	87.6%	120.7%	93.7%	108.1%
Mortgage segment core efficiency ratio (tax-equivalent basis)	98.3%	95.4%	95.0%	88.0%	120.3%	94.0%	106.4%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023
Tangible assets
Total assets	$13,157,482	$12,920,222	$12,535,169	$12,548,320	$12,604,403
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	5,762	6,449	7,168	7,920	8,709
Tangible assets	$12,909,159	$12,671,212	$12,285,440	$12,297,839	$12,353,133
Tangible common equity
Total common shareholders’ equity	$1,567,538	$1,562,329	$1,500,502	$1,479,526	$1,454,794
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	5,762	6,449	7,168	7,920	8,709
Tangible common equity	$1,319,215	$1,313,319	$1,250,773	$1,229,045	$1,203,524
Common shares outstanding	46,663,120	46,658,019	46,642,958	46,897,378	46,848,934
Book value per common share	$33.59	$33.48	$32.17	$31.55	$31.05
Tangible book value per common share	$28.27	$28.15	$26.82	$26.21	$25.69
Total common shareholders’ equity to total assets	11.9%	12.1%	12.0%	11.8%	11.5%
Tangible common equity to tangible assets	10.2%	10.4%	10.2%	9.99%	9.74%
On-balance sheet liquidity:
Cash and cash equivalents	$1,042,488	$951,750	$800,902	$870,730	$810,932
Unpledged securities	600,965	510,538	612,756	514,724	542,427
Total on-balance sheet liquidity	$1,643,453	$1,462,288	$1,413,658	$1,385,454	$1,353,359
On-balance sheet liquidity as a percentage of total assets	12.5%	11.3%	11.3%	11.0%	10.7%
On-balance sheet liquidity as a percentage of total tangible assets	12.7%	11.5%	11.5%	11.3%	11.0%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Year Ended
Adjusted return on average tangible common equity and related measures	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Dec 2024	Dec 2023
Average common shareholders’ equity	$1,564,503	$1,523,597	$1,473,281	$1,460,736	$1,385,373	$1,505,739	$1,374,831
Less average goodwill	242,561	242,561	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	6,107	6,795	7,525	8,299	9,138	7,177	10,472
Average tangible common equity	$1,315,835	$1,274,241	$1,223,195	$1,209,876	$1,133,674	$1,256,001	$1,121,798
Net income	$37,886	$10,220	$39,979	$27,950	$29,369	$116,035	$120,224
Return on average common equity	9.63%	2.67%	10.9%	7.70%	8.41%	7.71%	8.74%
Return on average tangible common equity	11.5%	3.19%	13.1%	9.29%	10.3%	9.24%	10.7%
Adjusted tangible net income	$40,343	$40,663	$39,980	$40,473	$36,773	$161,460	$143,738
Adjusted return on average tangible common equity	12.2%	12.7%	13.1%	13.5%	12.9%	12.9%	12.8%

	Three Months Ended					Year Ended
Adjusted return on average assets, common equity and related measures	Dec 2024	Sep 2024	Jun 2024	Mar 2024	Dec 2023	Dec 2024	Dec 2023
Net income	$37,886	$10,220	$39,979	$27,950	$29,369	$116,035	$120,224
Average assets	13,194,195	12,741,950	12,371,444	12,590,079	12,434,575	12,725,748	12,668,834
Average common equity	1,564,503	1,523,597	1,473,281	1,460,736	1,385,373	1,505,739	1,374,831
Return on average assets	1.14%	0.32%	1.30%	0.89%	0.94%	0.91%	0.95%
Return on average common equity	9.63%	2.67%	10.9%	7.70%	8.41%	7.71%	8.74%
Adjusted net income	$39,835	$40,132	$39,424	$39,890	$36,152	$159,281	$141,033
Adjusted return on average assets	1.20%	1.25%	1.28%	1.27%	1.15%	1.25%	1.11%
Adjusted return on average common equity	10.1%	10.5%	10.8%	11.0%	10.4%	10.6%	10.3%
Adjusted pre-tax pre-provision net income	$59,829	$53,762	$52,369	$51,180	$45,390	$217,140	$180,952
Adjusted pre-tax pre-provision return on average assets	1.80%	1.68%	1.70%	1.63%	1.45%	1.71%	1.43%

FB Financial Corporation	22